                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 3, 2004


                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)



            DELAWARE                        0-27918               13-3070826
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)


         2511 GARDEN ROAD
         BUILDING A, SUITE 200
         MONTEREY, CALIFORNIA                                        93940
(Address of principal executive offices)                           (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

      Century Aluminum Company ("Century") issued a press release announcing its intention to offer $250 million of its senior notes due 2014 (the "Notes") through a private placement exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is attached to this report as Exhibit 99.1.

      Century intends to use the net proceeds from the sale of the Notes, together with proceeds from a previously announced private placement of $150 million of its senior convertible notes due 2024, to purchase up to 100% of its outstanding $325 million aggregate principal amount 11 3/4% senior secured first mortgage notes that may be tendered pursuant to its earlier announced tender offer and consent solicitation. The proceeds also will be used for general corporate purposes, including to fund a portion of the costs related to the ongoing expansion of Century's Nordural facility and to repurchase or redeem any untendered first mortgage notes. Closing of the offering of the Notes and completion of the tender offer are conditioned upon each other.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (C) EXHIBITS.

      The following exhibits are filed with this report:


   Exhibit Number         Description
   --------------         -----------
         99.1             Press Release, dated August 3, 2004

         99.2 Excerpts from Century Aluminum Company's preliminary confidential offering circular dated August 3, 2004 relating to its proposed offering of senior notes due
                          2014.

ITEM 9. REGULATION FD DISCLOSURE

      In connection with the offering of the Notes, Century is disclosing certain information to prospective purchasers in its confidential preliminary offering circular dated August 3, 2004. Century has elected to furnish certain of this information in this current report on Form 8-K as Exhibit 99.2. The information in this Item 9 and Exhibit 99.2 hereto was furnished for informational purposes only and should not be deemed to be filed under the Securities Act of 1933 or incorporated by reference into any other documents unless such portion of this current report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

      The Notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes.

      This current report on Form 8-K together with the information in Exhibit
99.2 contain certain forward-looking statements with respect to Century's financial


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condition, results of operations and business. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "could," "estimate" "expect," "intend," "may," "should" and "would" or similar words. All of these forward-looking statements are based on estimates and assumptions made by Century's management that, although Century believes to be reasonable, are inherently uncertain. Therefore, undue reliance should not be placed upon such estimates and statements. There can be no assurance that any such estimates or statements will be realized and it is likely that actual results will differ materially from those contemplated by such forward looking statements. Factors that may cause such differences include: Century's high level of indebtedness reduces cash available for other purposes, such as the payment of dividends, and limits its ability to incur additional debt and pursue its growth strategy; the cyclical nature of the aluminum industry causes variability in Century's earnings and cash flows; the loss of a major customer would increase Century's production costs at those facilities which deliver molten aluminum; Glencore International AG owns a large percentage of Century's common stock and has the ability to influence matters requiring shareholder approval; Century could suffer losses due to a temporary or prolonged interruption of the supply of electrical power to its facilities, which can be caused by unusually high demand, blackouts, equipment failure, natural disasters or other catastrophic events; due to increasing prices for alumina, the principal raw material used in primary aluminum production, changes to or disruptions in Century's current alumina supply arrangements, including as a result of a pending acquisition, could materially impact its raw material costs; by expanding its geographic presence and diversifying its operations through the acquisition of bauxite mining and alumina refining assets, Century is exposed to new risks and uncertainties that could adversely affect its margins; changes in the relative cost of certain raw materials and energy compared to the price of primary aluminum could affect Century's margins; most of Century's employees are unionized and any labor dispute or failure to successfully renegotiate an existing labor agreement could materially impair its ability to conduct its production operations at its unionized facilities; Century is subject to a variety of environmental laws that could result in costs or liabilities; and Century may not realize the expected benefits of its growth strategy if it is unable to successfully integrate the businesses it acquires. Many of these factors are beyond Century's and its management's control. Forward-looking statements contained in this current report on Form 8-K and the information in
Exhibit 99.2 speak only as of the date on which they are made. Century undertakes no obligation (other than as required by law) to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events. Century qualifies all of its forward-looking statements by these cautionary statements.


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
                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CENTURY ALUMINUM COMPANY

  Date:       August 3, 2004           By:   /s/ Gerald J. Kitchen
                                          ----------------------------------
                                             Name: Gerald J. Kitchen
                                             Title:   Executive Vice President,
                                                      General Counsel, Chief
                                                      Administrative Officer and
                                                      Secretary


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
                                  EXHIBIT INDEX

   Exhibit Number         Description
   --------------         -----------
         99.1             Press Release, dated August 3, 2004

         99.2 Excerpts from Century Aluminum Company's preliminary confidential offering circular dated August 3, 2004 relating to its proposed offering of senior notes due
                          2014.



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